Exhibit 99.1 Investor Presentation March 2020Exhibit 99.1 Investor Presentation March 2020

Forward-Looking Statements Some slides and comments included here, particularly related to estimates, comments on expectations about future performance or business conditions, may contain “forward-looking statements” within the meaning of the federal securities laws which involve risks and uncertainties. You can identify forward-looking statements because they contain words such as “believes,” “project,” “might,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or similar expressions that concern our strategy, plans or intentions. These forward-looking statements are subject to risks and uncertainties that may change at any time, and could cause actual results to differ materially from those that we anticipate. While we believe that the expectations reflected in such forward-looking statements are reasonable, we caution that it is very difficult to predict the impact of unknown factors, and it is impossible for us to anticipate all factors that could affect our actual results. Important factors, including those listed under Item 1A in the Partnership’s Form 10-K, could adversely affect our future financial performance and cause actual results to differ materially from our expectations. 1Forward-Looking Statements Some slides and comments included here, particularly related to estimates, comments on expectations about future performance or business conditions, may contain “forward-looking statements” within the meaning of the federal securities laws which involve risks and uncertainties. You can identify forward-looking statements because they contain words such as “believes,” “project,” “might,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or similar expressions that concern our strategy, plans or intentions. These forward-looking statements are subject to risks and uncertainties that may change at any time, and could cause actual results to differ materially from those that we anticipate. While we believe that the expectations reflected in such forward-looking statements are reasonable, we caution that it is very difficult to predict the impact of unknown factors, and it is impossible for us to anticipate all factors that could affect our actual results. Important factors, including those listed under Item 1A in the Partnership’s Form 10-K, could adversely affect our future financial performance and cause actual results to differ materially from our expectations. 1

Cedar Fair Executive Team Brian Witherow Duff Milkie CFO GC Tim Fisher COO Kelley Semmelroth CMO Richard Zimmerman Dave Hoffman CAO CEO Craig Heckman HRO 2Cedar Fair Executive Team Brian Witherow Duff Milkie CFO GC Tim Fisher COO Kelley Semmelroth CMO Richard Zimmerman Dave Hoffman CAO CEO Craig Heckman HRO 2

Vision: To be the preferred choice for regional entertainment. Mission: To make people happy by providing them fun, dynamic and memorable experiences they can share with their family and friends year after year. 3Vision: To be the preferred choice for regional entertainment. Mission: To make people happy by providing them fun, dynamic and memorable experiences they can share with their family and friends year after year. 3

PARKS PORTFOLIO KEY STATISTICS Own and operate 11 Entertain amusement parks 28M visitors annually 9 outdoor water parks 841 (in-park) rides and attractions 4 124 outdoor water parks roller coasters (unique gates) 2,300+ 1 hotel rooms indoor water park (hotel feature) 4PARKS PORTFOLIO KEY STATISTICS Own and operate 11 Entertain amusement parks 28M visitors annually 9 outdoor water parks 841 (in-park) rides and attractions 4 124 outdoor water parks roller coasters (unique gates) 2,300+ 1 hotel rooms indoor water park (hotel feature) 4

Ended 12/31/19 Ended 12/31/19 Same-park Basis 2019 Operating Results w/ Schlitterbahn $1.47B $1.43B 3% 4% Net Revenues 9% 6% 1% Net Revenues Growth 8% 5% Attendance 1% 1% In-Park Per Capita Spending 8% 11% Out-of-Park Revenues 5Ended 12/31/19 Ended 12/31/19 Same-park Basis 2019 Operating Results w/ Schlitterbahn $1.47B $1.43B 3% 4% Net Revenues 9% 6% 1% Net Revenues Growth 8% 5% Attendance 1% 1% In-Park Per Capita Spending 8% 11% Out-of-Park Revenues 5

Consumer Demand Remains Strong

TOTAL REVENUE
($ in millions)


1,600
1,500
1,400
1,300
1,200
1,100
1,000
900
$1,028
$1,068
$1,135
$1,160
$1,236
$1,289
$1,322
$1,349
$1,475
2011
2012
2013
2014
2015
2016
2017
2018
2019

ADJUSTED EBITDA[a]
($ in millions)


550
500
450
400
350
300
$375
$391
$425
$431
$459
$481
$479
$468
$505
2011
2012
2013
2014
2015
2016
2017
2018
2019

2019 Results

- Record net revenues of $1.47 billion, up 9%; same park up 6%
- Record attendance of 27.9 million visits, up 8%; same park up 5%
- Record in-park per capita spending of $48.32, up 1%; same park up 1%
- Record out-of-park revenues of $169 million, up 11%, same park up 8%

2020 Outlook

- Sales of season passes and all-season products are up more that 40%, or $40 million, at Dec. 31, 2019
- Expand upon offerings of limited-duration special events and experiential entertainment of scale
- New long-term growth target - increasing Adjusted EBITDA to $600 million by 2024

[a] See Appendix for reconciliation of Adjusted EBITDA

6

Strong Long-Term Growth and Recession Resilient Financial Crisis 2009 = (11.0%) $600 Acquisitions: 2010 = 13.2% 1992 – Dorney Park Early 2000’s 1995 – World of Fun $500 Recession 1997 – Knott’s Berry Farm 2001 – Michigan’s $400 Adventure 2001 = (6.1%) Early 1990’s 2002 = 11.4% 2004 – Geauga Lake Recession $300 2006 – Paramount Parks (five parks) 2019 – Schlitterbahn $200 (two water parks) – Sawmill Creek (a) $100 Adj. EBITDA Resort & Conference Center $0 (a) See Appendix for Reconciliation of Adjusted EBITDA 7 ($ in millions)Strong Long-Term Growth and Recession Resilient Financial Crisis 2009 = (11.0%) $600 Acquisitions: 2010 = 13.2% 1992 – Dorney Park Early 2000’s 1995 – World of Fun $500 Recession 1997 – Knott’s Berry Farm 2001 – Michigan’s $400 Adventure 2001 = (6.1%) Early 1990’s 2002 = 11.4% 2004 – Geauga Lake Recession $300 2006 – Paramount Parks (five parks) 2019 – Schlitterbahn $200 (two water parks) – Sawmill Creek (a) $100 Adj. EBITDA Resort & Conference Center $0 (a) See Appendix for Reconciliation of Adjusted EBITDA 7 ($ in millions)

Compelling Investment Rationale Why FUN Industry has high barriers to entry Steady growth in revenues, free cash flow and cash distributions Consumers prioritizing experiences over possessions Balance Sheet quality and strength Invests in high-quality assets FUN guests have loyal and emotional connection Pursuit of long-term Industry leading growth opportunities visitation rates MLP offers a tax-efficient means to invest in entertainment Macro Operations Financial Company 8Compelling Investment Rationale Why FUN Industry has high barriers to entry Steady growth in revenues, free cash flow and cash distributions Consumers prioritizing experiences over possessions Balance Sheet quality and strength Invests in high-quality assets FUN guests have loyal and emotional connection Pursuit of long-term Industry leading growth opportunities visitation rates MLP offers a tax-efficient means to invest in entertainment Macro Operations Financial Company 8

Investment of Excess Cash Flow • $3.74 per limited partner unit Sustainable Strong free (annualized) and growing cash flow (a) • Yield of 8.2% distribution from • 33 consecutive years of distributions operations • Expand investments in more immersive guest experiences within the core Investment in future • Something new at every park, every year growth • Pursue adjacent development opportunities Reduce • Strategically levered up to acquire high-quality assets with meaningful growth potential leverage inside • Re-establish balance sheet flexibility to pursue future 4.0x acquisition opportunities 9 (a) Based on unit price close on February 28, 2020, of $45.69Investment of Excess Cash Flow • $3.74 per limited partner unit Sustainable Strong free (annualized) and growing cash flow (a) • Yield of 8.2% distribution from • 33 consecutive years of distributions operations • Expand investments in more immersive guest experiences within the core Investment in future • Something new at every park, every year growth • Pursue adjacent development opportunities Reduce • Strategically levered up to acquire high-quality assets with meaningful growth potential leverage inside • Re-establish balance sheet flexibility to pursue future 4.0x acquisition opportunities 9 (a) Based on unit price close on February 28, 2020, of $45.69

CAPEX Strategy Capital investment in new attractions and infrastructure needs  • Maintain position as the leader in world- migrating toward 9% of revenues over next 2‐3 years, before  investment in adjacent development class thrill rides and attractions • Broaden park offerings, improve guest New Rides, Events service and eliminate transactional pain and Attractions 10% points In‐Park • Build off successes, such as premium Enhancements product offerings, limited-time events of 25% 50% scale and resort accommodations Asset Maintenance • Expand cadence of and reduce reliance 15% on large-scale investments to drive Adjacent Development growth • Something new in every park, every year 10CAPEX Strategy Capital investment in new attractions and infrastructure needs • Maintain position as the leader in world- migrating toward 9% of revenues over next 2‐3 years, before investment in adjacent development class thrill rides and attractions • Broaden park offerings, improve guest New Rides, Events service and eliminate transactional pain and Attractions 10% points In‐Park • Build off successes, such as premium Enhancements product offerings, limited-time events of 25% 50% scale and resort accommodations Asset Maintenance • Expand cadence of and reduce reliance 15% on large-scale investments to drive Adjacent Development growth • Something new in every park, every year 10

New Long-Range Plan 11New Long-Range Plan 11

Consumer Insights Research We’ve held numerous Focus Groups to explore which types of entertainment experiences are most likely to motivate visitation. Key Findings: • Something for everyone - consumers are seeking entertainment options that can accommodate all types of people, ages and interests • Disconnecting to connect – despite the pervasiveness of technology, people still appreciate simple fun that fosters connection • Consumers are on the hunt for “never before” experiences • Craving atmosphere and experiences with a “sense of place” • Consumers see “local” as more authentic • Authentic diversity is differentiating – consumers are drawn to places that celebrate the diversity of the area in an authentic way 12Consumer Insights Research We’ve held numerous Focus Groups to explore which types of entertainment experiences are most likely to motivate visitation. Key Findings: • Something for everyone - consumers are seeking entertainment options that can accommodate all types of people, ages and interests • Disconnecting to connect – despite the pervasiveness of technology, people still appreciate simple fun that fosters connection • Consumers are on the hunt for “never before” experiences • Craving atmosphere and experiences with a “sense of place” • Consumers see “local” as more authentic • Authentic diversity is differentiating – consumers are drawn to places that celebrate the diversity of the area in an authentic way 12

Consumer Insights Research Rides and events remain top reasons for visiting our parks, with high-park-interest guests driven by water parks and family coasters. Top Reasons to Visit Parks: • Family Rides • Thrill Coasters • Water Rides • Seasonal Events • Anniversary Celebrations 13Consumer Insights Research Rides and events remain top reasons for visiting our parks, with high-park-interest guests driven by water parks and family coasters. Top Reasons to Visit Parks: • Family Rides • Thrill Coasters • Water Rides • Seasonal Events • Anniversary Celebrations 13

Long-Range Plan: Core Strategies • Broaden the Guest Experience o More visits from existing guests o Incremental visits from new guests • Expand the Season Pass Program • Increase Market Penetration through Targeted Marketing Efforts • Pursue Adjacent Development 14Long-Range Plan: Core Strategies • Broaden the Guest Experience o More visits from existing guests o Incremental visits from new guests • Expand the Season Pass Program • Increase Market Penetration through Targeted Marketing Efforts • Pursue Adjacent Development 14

Broadening the Guest Experience 15Broadening the Guest Experience 15

Traditional Attractions Still Important (circa 2019) 16Traditional Attractions Still Important (circa 2019) 16

Coming Rides and Attractions for 2020 • Every park gets something new • Headliners include Giga-coaster Orion at Kings Island and South Bay Shores water park at California’s Great America • A new Camp Snoopy for Michigan’s Adventure and Beagle Brigade Airfield kids' airplane ride for Canada’s Wonderland • Five properties adding water park features: Dorney, Carowinds, Kings Dominion, Canada’s Wonderland and Worlds of Fun • Carowinds and Valleyfair adding the electric Grand Carnivale parade and street party 17Coming Rides and Attractions for 2020 • Every park gets something new • Headliners include Giga-coaster Orion at Kings Island and South Bay Shores water park at California’s Great America • A new Camp Snoopy for Michigan’s Adventure and Beagle Brigade Airfield kids' airplane ride for Canada’s Wonderland • Five properties adding water park features: Dorney, Carowinds, Kings Dominion, Canada’s Wonderland and Worlds of Fun • Carowinds and Valleyfair adding the electric Grand Carnivale parade and street party 17

Significant Milestone Celebrations in 2020

Cedar Point's 150th Anniversary

- Celebrate 150 Spectacular
  - Evening Parade and Street Party
- Ticket of a Lifetime
  - 150 Golden Tickets Giveaway – lifetime free admission for winner and 3 guests
- Snake River Expedition
  - Riverboat adventure

Knott's Berry Farm's 100th Anniversary

- "The Knott's Family Reunion"
  - Unique entertainment celebrating the historic theme park's nostalgia
- Knott's Summer Nights
  - Nighttime Party and Celebration
- Knott's Bear-y Tales
  - New 4-D interactive dark ride show



Cedar Point
150
YEARS
Knott's
100TH
ANNIVERSARY

18

“Seasons of FUN” Model: Creates Urgency to Visit 19“Seasons of FUN” Model: Creates Urgency to Visit 19

Offer Guests Immersive Experiences 20Offer Guests Immersive Experiences 20

Food & Beverage Playing A Key Role • Our research confirms food and beverage today play a critical role in the guest experience • Consumers want unique experiences, offerings they can’t get at home • We have enhanced existing F&B facilities, added more immersive dining experiences • Executive chefs and additional culinary talent hired at each park • Since 2011, F&B revenues up more than 50%; F&B per cap up more than 35% 21Food & Beverage Playing A Key Role • Our research confirms food and beverage today play a critical role in the guest experience • Consumers want unique experiences, offerings they can’t get at home • We have enhanced existing F&B facilities, added more immersive dining experiences • Executive chefs and additional culinary talent hired at each park • Since 2011, F&B revenues up more than 50%; F&B per cap up more than 35% 21

The Changing Landscape of Food & Beverage 22The Changing Landscape of Food & Beverage 22

th Popular 4 Quarter Special Events Providing Growth • 2016 – first year for the event (one park with approximately 140,600 guests in attendance) • 2019 – six parks with a combined attendance of approximately 1.2 million st • Canada’s Wonderland – extraordinary 1 year • Haunt’s popularity has increased dramatically over the past two decades o Haunt produces some of our highest attendance days • Attendance in October up by more than 30% over the last decade o October now more than 10% of annual attendance 23th Popular 4 Quarter Special Events Providing Growth • 2016 – first year for the event (one park with approximately 140,600 guests in attendance) • 2019 – six parks with a combined attendance of approximately 1.2 million st • Canada’s Wonderland – extraordinary 1 year • Haunt’s popularity has increased dramatically over the past two decades o Haunt produces some of our highest attendance days • Attendance in October up by more than 30% over the last decade o October now more than 10% of annual attendance 23

Expanding the Season Pass Program 24Expanding the Season Pass Program 24

Season Pass Channel Growth Remains Strong 2019 • Season pass visitation comprised 53% of Retail / Other 2019 total attendance (same park), up from Season 27% in 2009 Pass Group • Season passes sold for 2019 exceeded 2.6 Sales million units, nearly double the number sold in Season Pass Group Sales Retail / Other 2009 2009 • Season pass visitation in 2019 topped 14 million visits versus our total attendance of Season Pass 27.9 million guests Retail / Other • Strong sales growth trends continue for all- Group season dining and beverage options Sales Season Pass Group Sales Retail / Other 25Season Pass Channel Growth Remains Strong 2019 • Season pass visitation comprised 53% of Retail / Other 2019 total attendance (same park), up from Season 27% in 2009 Pass Group • Season passes sold for 2019 exceeded 2.6 Sales million units, nearly double the number sold in Season Pass Group Sales Retail / Other 2009 2009 • Season pass visitation in 2019 topped 14 million visits versus our total attendance of Season Pass 27.9 million guests Retail / Other • Strong sales growth trends continue for all- Group season dining and beverage options Sales Season Pass Group Sales Retail / Other 25

Evolution of the Season Pass Program

Goal: Transition program to **Long-term Relationship-based model** (from Seasonal Transactional)

- Loyalty Program builds lifetime value for guests

Objectives:

- Address affordability concerns for value-oriented guests while maintaining admissions price integrity
- Drive higher unit sales through “stickier” retention
- Increase the average visitation of our season passholder base


Cedar Fair
Entertainment Company
PLATINUM PASS


TO HAVE A SEASON PASS
100
REASONS
#WOF100REASONS

26

SP Payment Plan + Loyalty Program Meet Objectives CEDAR FAIR SEASON PASS PROGRAM Subscription Key Objectives Payment Plan+ Loyalty Program Model Affordability YES NO YES Retention NO YES YES Visitation NO YES NO Pricing Power YES YES NO Purchase Urgency YES NO NO 27SP Payment Plan + Loyalty Program Meet Objectives CEDAR FAIR SEASON PASS PROGRAM Subscription Key Objectives Payment Plan+ Loyalty Program Model Affordability YES NO YES Retention NO YES YES Visitation NO YES NO Pricing Power YES YES NO Purchase Urgency YES NO NO 27

PASSPERKS Loyalty Program – 2020 Introduction

Objective: Deliver surprises and provide incentives to our most engaged guests – the season passholder

- Offer a program that resonates with season passholders
- Play into our guest's emotions by delivering the unexpected
- Drive incremental visits from passholders throughout the season
- Incentivize renewals, driving retention rates higher
- Systemwide program rollout in 2020 (ex-Schlitterbahn parks)
  - Rewards are earned with each park visit
  - Offer monthly incentives, such as discounted "Bring-a-Friend" tickets, or in-park discounts on food and merchandise
  - Conduct lucky drawings monthly (based on visitation), featuring exclusive experiences as prizes

Kings Island
PASSPERKS
HAVE FUN. GET FUN.

28

Enhanced Targeted Marketing Efforts 29Enhanced Targeted Marketing Efforts 29

Market Sizing Study

Performed to better measure the current penetration of markets feeding our parks and gain a better understanding of the consumer segments within those markets.



Key Findings:

- Strong attendance penetration among demographic groups in decline
  - Lowest penetration among groups with the fastest population growth rates
- Key opportunities exist with several demographic segments across multiple parks:
  - Older Non-Families
  - Families with Young Children
  - Millennial Non-Families
  - Asian American and U.S. Hispanic Households
  - High-Income Households
- Near-term priority to focus on the tourism market in Southern California

30

Pursue Adjacent Development 31Pursue Adjacent Development 31

Evolution of the Accommodations Channel • Substantial growth of accommodations portfolio last 8 years: o Total hotel rooms grew to more than 2,300 from 1,900 (includes Schlitterbahn and Sawmill Creek Resort) o Total luxury RV sites increased to more than 600 • Accommodations Revenue: o > $80 million, up 35% since 2011 (includes Schlitterbahn and Sawmill Creek Resort) 32Evolution of the Accommodations Channel • Substantial growth of accommodations portfolio last 8 years: o Total hotel rooms grew to more than 2,300 from 1,900 (includes Schlitterbahn and Sawmill Creek Resort) o Total luxury RV sites increased to more than 600 • Accommodations Revenue: o > $80 million, up 35% since 2011 (includes Schlitterbahn and Sawmill Creek Resort) 32

Adjacent Development – Accommodations • Charlotte – adjacent to Carowinds • Sandusky – minutes from Cedar Point • Opened November 2019 • 236-room hotel and conference center, • 130 well-appointed suites restaurants, Tom Fazio-designed golf course • Year-round accommodations • Undergoing rolling renovation, reopen mid-2020 33Adjacent Development – Accommodations • Charlotte – adjacent to Carowinds • Sandusky – minutes from Cedar Point • Opened November 2019 • 236-room hotel and conference center, • 130 well-appointed suites restaurants, Tom Fazio-designed golf course • Year-round accommodations • Undergoing rolling renovation, reopen mid-2020 33

Cedar Point Sports Center Outdoor Facility • Opened March 2017 – performance is pacing well ahead of the original pro-forma model • 10 multi-use fields with clubhouse • Baseball, softball, soccer, lacrosse Indoor Center • Opened January 2020 • 145,000 square feet • Court space accommodates 10 basketball courts and 20 volleyball courts • AAU basketball, JO volleyball, wrestling, cheer, gymnastics 34Cedar Point Sports Center Outdoor Facility • Opened March 2017 – performance is pacing well ahead of the original pro-forma model • 10 multi-use fields with clubhouse • Baseball, softball, soccer, lacrosse Indoor Center • Opened January 2020 • 145,000 square feet • Court space accommodates 10 basketball courts and 20 volleyball courts • AAU basketball, JO volleyball, wrestling, cheer, gymnastics 34

2019 Transactions 352019 Transactions 35

Key Takeaways •Growth o We’re confident we have the strategies and initiatives in place to drive attendance, per capita and revenue growth for the foreseeable future • Leverage o Our priority is responsibly reducing total leverage back below 4.0x as quickly as possible o Re-establish balance sheet flexibility to pursue future opportunities like Schlitterbahn • Distribution o We’re committed to ensuring confidence in the sustainability of our distribution • CAPEX o We’re critically evaluating the required level of capital investment in the parks going forward o We’re focused on evolving our capital investments to coincide with our research around the changing tastes of the consumer o We’re focused on more efficiently deploying our capital within the park 36Key Takeaways •Growth o We’re confident we have the strategies and initiatives in place to drive attendance, per capita and revenue growth for the foreseeable future • Leverage o Our priority is responsibly reducing total leverage back below 4.0x as quickly as possible o Re-establish balance sheet flexibility to pursue future opportunities like Schlitterbahn • Distribution o We’re committed to ensuring confidence in the sustainability of our distribution • CAPEX o We’re critically evaluating the required level of capital investment in the parks going forward o We’re focused on evolving our capital investments to coincide with our research around the changing tastes of the consumer o We’re focused on more efficiently deploying our capital within the park 36

Appendix 37Appendix 37

Capital Structure – Debt Maturities Amounts in Millions 1200 § Total debt outstanding of $2.2B Revolver Term Debt Bonds at 12/31/19 $450 900 § Cash on hand totaled $182M at 12/31/19 § Consolidated Leverage Ratio at 600 12/31/19 of 4.3x (3.9x net) § Full-year 2019 cash interest costs of $86M $729 300 § Full-year cash interest costs $500 $500 projected to be approximately $275 $110M in 2020 0 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 38Capital Structure – Debt Maturities Amounts in Millions 1200 § Total debt outstanding of $2.2B Revolver Term Debt Bonds at 12/31/19 $450 900 § Cash on hand totaled $182M at 12/31/19 § Consolidated Leverage Ratio at 600 12/31/19 of 4.3x (3.9x net) § Full-year 2019 cash interest costs of $86M $729 300 § Full-year cash interest costs $500 $500 projected to be approximately $275 $110M in 2020 0 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 38

Adjusted EBITDA Reconciliation 39Adjusted EBITDA Reconciliation 39